SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 22, 2003


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                   1-11735                 95-2411605
  (State  or  Other  Jurisdiction     (Commission             (IRS  Employer
       of  Incorporation)             File  Number)         Identification  No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                     90023
  (Address  of  Principal  Executive  Offices)                     (Zip  Code)


Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits.

        (c)  Exhibits

             Exhibit  No.     Description

             99.1             Press  release  dated  July  22,  2003

ITEM 9.  Regulation  FD  Disclosure

     On July 22, 2003, 99 Cents Only Stores (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the July 22, 2003 press release is attached hereto as an exhibit and incorporated herein by reference. The information included in the attached exhibit and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              99(cent)ONLY  STORES

Date:  July 22, 2003                          By:  /S/  ANDREW  FARINA


                                              ---------------------------------
                                              Andrew  Farina
                                              Chief  Financial  Officer


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                         EXHIBIT  INDEX

Exhibit  No.     Description

99.1             Press release dated July 22, 2003


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